                                                                   EXHIBIT 99.2






        Third Quarter 2000 Unaudited Supplemental Financial Information

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                  (Unaudited)




                                                                                  September 30,                     Variance
                                                                         ----------------------------     -------------------------
                                                                             2000             1999           Dollar      Percentage
                                                                         ------------    ------------     -----------    ----------
                                                                                             (Dollars in thousands)
Assets
 Cash and due from banks                                                 $    898,845    $  1,008,345     $  (109,500)     (10.9)%
 Interest-bearing deposits at financial institutions                           64,381          41,983          22,398       53.4
 Federal funds sold and securities
   purchased under agreements to resell                                        54,732          84,222         (29,490)     (35.0)
 Trading account assets                                                       264,294         225,510          38,784       17.2
 Loans held for resale                                                        377,012         305,784          71,228       23.3
 Available for sale investment securities (amortized cost: $7,062,938
     and $7,966,492, respectively)                                          6,920,432       7,845,191        (924,759)     (11.8)
 Loans                                                                     23,457,315      21,398,942       2,058,373        9.6
  Less: Unearned income                                                        (7,885)        (33,028)         25,143       76.1
         Allowance for losses on loans                                       (340,453)       (358,721)         18,268        5.1
                                                                         ------------    ------------     -----------
    Net loans                                                              23,108,977      21,007,193       2,101,784       10.0
 Premises and equipment                                                       613,633         648,090         (34,457)      (5.3)
 Accrued interest receivable                                                  301,189         298,429           2,760        0.9
 FHA/VA claims receivable                                                      79,838         137,066         (57,228)     (41.8)
 Mortgage servicing rights                                                    126,051         120,223           5,828        4.8
 Goodwill and other intangibles                                               971,075         973,399          (2,324)      (0.2)
 Other assets                                                                 482,130         459,057          23,073        5.0
                                                                         ------------    ------------     -----------
    Total assets                                                         $ 34,262,589    $ 33,154,492     $ 1,108,097        3.3%
                                                                         ============    ============     ===========

Liabilities and shareholders' equity
 Deposits
   Noninterest-bearing                                                   $  3,979,560    $  4,181,748     $  (202,188)      (4.8)%
   Certificates of deposit of $100,000 and over                             2,575,543       2,190,474         385,069       17.6
   Other interest-bearing                                                  16,528,571      18,019,231      (1,490,660)      (8.3)
                                                                         ------------    ------------     -----------
    Total deposits                                                         23,083,674      24,391,453      (1,307,779)      (5.4)
 Short-term borrowings                                                      5,993,766       4,046,075       1,947,691       48.1
 Short and medium-term senior notes                                           260,000          75,000         185,000      246.7
 Federal Home Loan Bank advances                                              601,291         203,402         397,889      195.6
 Other long-term debt                                                         793,652         854,539         (60,887)      (7.1)
 Accrued interest, expenses, and taxes                                        363,275         232,180         131,095       56.5
 Other liabilities                                                            369,385         399,914         (30,529)      (7.6)
                                                                         ------------    ------------     -----------
    Total liabilities                                                      31,465,043      30,202,563       1,262,480        4.2
                                                                         ------------    ------------     -----------

 Commitments and contingent liabilities                                            --              --              --        --
 Shareholders' equity
  Convertible preferred stock                                                  19,942          21,718          (1,776)      (8.2)
  Common stock, $5 par value; 300,000,000 shares authorized;
    134,756,611 and  141,781,749 issued and outstanding,
    respectively                                                              673,783         708,909         (35,126)      (5.0)
  Additional paid-in capital                                                  754,153         770,642         (16,489)      (2.1)
  Retained earnings                                                         1,458,488       1,540,317         (81,829)      (5.3)
  Unearned compensation                                                       (18,499)        (12,868)         (5,631)     (43.8)
  Unrealized loss on available for sale securities                            (90,321)        (76,789)        (13,532)     (17.6)
                                                                         ------------    ------------     -----------
    Total shareholders' equity                                              2,797,546       2,951,929        (154,383)      (5.2)
                                                                         ------------    ------------     -----------
    Total liabilities and shareholders' equity                           $ 34,262,589    $ 33,154,492     $ 1,108,097        3.3%
                                                                         ============    ============     ===========

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                  (UNAUDITED)


                                                                 THREE MONTHS ENDED
                                                                    SEPTEMBER 30,                             VARIANCE
                                                            ---------------------------              -----------------------------
                                                               2000              1999                 DOLLAR            PERCENTAGE
                                                            ---------         ---------              --------           ----------
                                                                     (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME
  Interest and fees on loans                                $ 525,187         $ 454,656              $ 70,531              15.5%
  Interest on investment securities
    Taxable                                                    94,746           105,720               (10,974)            (10.4)
    Tax-exempt                                                 16,026            17,481                (1,455)             (8.3)
  Interest on deposits at financial institutions                  825               879                   (54)             (6.1)
  Interest on federal funds sold and securities
    purchased under agreements to resell                        1,511             1,104                   407              36.9
  Interest on trading account assets                            4,266             3,834                   432              11.3
  Interest on loans held for resale                             6,493             4,528                 1,965              43.4
                                                            ---------         ---------              --------
      Total interest income                                   649,054           588,202                60,852              10.3
                                                            ---------         ---------              --------

INTEREST EXPENSE
  Interest on deposits                                        221,519           200,210                21,309              10.6
  Interest on short-term borrowings                            96,860            39,315                57,545             146.4
  Interest on long-term debt                                   26,667            20,448                 6,219              30.4
                                                            ---------         ---------              --------
      Total interest expense                                  345,046           259,973                85,073              32.7
                                                            ---------         ---------              --------

      NET INTEREST INCOME                                     304,008           328,229               (24,221)             (7.4)
PROVISION FOR LOSSES ON LOANS                                  19,939            20,365                  (426)             (2.1)
                                                            ---------         ---------              --------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                                   284,069           307,864               (23,795)             (7.7)
                                                            ---------         ---------              --------

NONINTEREST INCOME
  Service charges on deposit accounts                          47,451            44,273                 3,178               7.2
  Mortgage banking revenue                                     28,110            23,506                 4,604              19.6
  Bank card income                                              9,320             7,906                 1,414              17.9
  Factoring commissions                                         8,462             7,583                   879              11.6
  Trust service income                                          6,043             4,241                 1,802              42.5
  Profits and commissions from trading activities               1,598             1,094                   504              46.1
  Investment securities losses                                      -            (1,224)                1,224             100.0
  Other income                                                 46,361            35,703                10,658              29.9
                                                            ---------         ---------              --------
      Total noninterest income                                147,345           123,082                24,263              19.7
                                                            ---------         ---------              --------

NONINTEREST EXPENSE
  Salaries and employee benefits                              133,775           123,369                10,406               8.4
  Net occupancy expense                                        23,536            23,550                   (14)             (0.1)
  Equipment expense                                            20,904            20,024                   880               4.4
  Goodwill and other intangible amortization                   16,151            15,040                 1,111               7.4
  Other expense                                                84,704            84,016                   688               0.8
                                                            ---------         ---------              --------
      Total noninterest expense                               279,070           265,999                13,071               4.9
                                                            ---------         ---------              --------

      EARNINGS BEFORE INCOME TAXES                            152,344           164,947               (12,603)             (7.6)
Applicable income taxes                                        50,763            55,413                (4,650)             (8.4)
                                                            ---------         ---------              --------
      NET EARNINGS                                          $ 101,581         $ 109,534              $ (7,953)             (7.3)%
                                                            =========         =========              ========

      NET EARNINGS APPLICABLE TO COMMON SHARES              $ 101,182         $ 109,101              $ (7,919)             (7.3)%
                                                            =========         =========              ========

EARNINGS PER COMMON SHARE
    Basic                                                       $ .75             $ .77                $ (.02)             (2.6)%
    Diluted                                                       .75               .76                  (.01)             (1.3)

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
    Basic                                                     134,678           142,557                (7,879)             (5.5)%
    Diluted                                                   136,130           144,570                (8,440)             (5.8)

              UNION PLANTERS CORPORATION
            SUMMARY OF CONSOLIDATED RESULTS
                      (UNAUDITED)

                                                                        THREE MONTHS ENDED
                                                                           SEPTEMBER 30,
                                                                    ---------------------------
                                                                       2000              1999             VARIANCE      PERCENTAGE
                                                                    ---------         ---------           --------      ----------
                                                                   (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest income                                                     $ 649,054         $ 588,202           $ 60,852        10.3%
Interest expense                                                     (345,046)         (259,973)           (85,073)      (32.7)
                                                                    ---------         ---------           --------
     NET INTEREST INCOME                                              304,008           328,229            (24,221)       (7.4)
PROVISION FOR LOSSES ON LOANS                                         (19,939)          (20,365)               426         2.1
                                                                    ---------         ---------           --------
     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS          284,069           307,864            (23,795)       (7.7)
NONINTEREST INCOME
   Service charges on deposit accounts                                 47,451            44,273              3,178         7.2
   Mortgage banking revenue                                            28,110            23,506              4,604        19.6
   Bank card income                                                     9,320             7,906              1,414        17.9
   Factoring commissions                                                8,462             7,583                879        11.6
   Trust service income                                                 6,043             4,241              1,802        42.5
   Profits and commissions from trading activities                      1,598             1,094                504        46.1
   Other income                                                        40,904            35,703              5,201        14.6
                                                                    ---------         ---------           --------
            Total noninterest income                                  141,888           124,306             17,582        14.1
                                                                    ---------         ---------           --------
NONINTEREST EXPENSE
   Salaries and employee benefits                                     122,319           123,369             (1,050)       (0.9)
   Net occupancy expense                                               23,536            23,550                (14)       (0.1)
   Equipment expense                                                   20,904            20,024                880         4.4
   Goodwill and other intangibles amortization                         16,151            15,040              1,111         7.4
   Other expense                                                       84,704            83,756                948         1.1
                                                                    ---------         ---------           --------
            Total noninterest expense                                 267,614           265,739              1,875         0.7
                                                                    ---------         ---------           --------

EARNINGS BEFORE NONOPERATING ITEMS AND INCOME TAXES                   158,343           166,431             (8,088)       (4.9)

NONOPERATING ITEMS
   Gain on securitization and sale of loans                             2,764                 -              2,764          NM
   Gain on sale of loans                                                2,693                 -              2,693          NM
   Investment securities losses                                             -            (1,224)             1,224       100.0
   Settlement of executive contractual obligations                    (11,456)                -            (11,456)         NM
   Other, net                                                               -              (260)               260       100.0
                                                                    ---------         ---------           --------
     EARNINGS BEFORE INCOME TAXES                                     152,344           164,947            (12,603)       (7.6)
Income taxes                                                          (50,763)          (55,413)             4,650         8.4
                                                                    ---------         ---------           --------
     NET EARNINGS                                                   $ 101,581         $ 109,534           $ (7,953)       (7.3)%
                                                                    =========         =========           ========

NET EARNINGS                                                        $ 101,581         $ 109,534           $ (7,953)       (7.3)%
Nonoperating items, net of taxes                                        1,458               907                551          NM
                                                                    ---------         ---------           --------
NET OPERATING EARNINGS                                                103,039           110,441             (7,402)       (6.7)
Goodwill and other intangibles amortization, net of taxes              13,437            13,941               (504)       (3.6)
                                                                    ---------         ---------           --------
CASH OPERATING EARNINGS                                             $ 116,476         $ 124,382           $ (7,906)       (6.4)%
                                                                    =========         =========           ========


PER COMMON SHARE DATA
Diluted earnings per share                                          $    0.75         $    0.76           $  (0.01)       (1.3)%
Diluted operating earnings per share                                     0.76              0.76                  -           -
Diluted cash operating earnings per share                                0.86              0.86                  -           -

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES


                                                                       THREE MONTHS ENDED SEPTEMBER 30,
                                                               ---------------------------------------------
                                                                                      2000
                                                               ---------------------------------------------
                                                                                    INTEREST           FTE
                                                                  AVERAGE           INCOME/           YIELD/
                                                                  BALANCE           EXPENSE            RATE
                                                               ------------         --------          ------
ASSETS                                                                       (DOLLARS IN THOUSANDS)
   Interest-bearing deposits at
     financial institutions                                    $     33,090         $    825           9.92%
   Federal funds sold and securities
     purchased under agreements to resell                            93,592            1,511           6.42
   Trading account assets                                           214,725            4,266           7.90
   Investment securities (1) (2)
     Taxable securities                                           5,868,233           94,746           6.42
     Tax-exempt securities                                        1,223,732           23,339           7.59
                                                               ------------         --------
         Total investment securities                              7,091,965          118,085           6.62

   Loans, net of unearned income (1), (3), (4)                   23,799,262          533,087           8.91
                                                               ------------         --------
         TOTAL EARNING ASSETS (1), (2), (3), (4)                 31,232,634          657,774           8.38
                                                                                    --------
   Cash and due from banks                                          867,145
   Premises and equipment                                           618,552
   Allowance for losses on loans                                   (347,638)
   Goodwill and other intangibles                                   977,477
   Other assets                                                     857,793
                                                               ------------
         TOTAL ASSETS                                          $ 34,205,963
                                                               ============

LIABILITIES AND SHAREHOLDERS' EQUITY
    Money market accounts                                      $  3,795,223           42,411           4.45%
    Interest-bearing checking                                     3,143,839           11,880           1.50
    Savings deposits                                              1,431,130            5,165           1.44
    Certificates of deposit of
      $100,000 and over                                           2,641,260           41,108           6.19
    Other time deposits                                           8,358,869          120,955           5.76
    Short-term borrowings
      Federal funds purchased and securities sold under
        agreements to repurchase                                  3,032,833           47,501           6.23
      Short-term senior notes                                       463,043            8,197           7.04
      Short-term FHLB advances                                    2,396,097           41,162           6.83
    Long-term debt
      Federal Home Loan Bank advances                               601,365           10,149           6.71
      Subordinated capital notes                                    474,963            7,751           6.49
      Medium-term senior notes                                       60,000            1,025           6.80
      Trust Preferred Securities                                    199,067            4,128           8.25
      Other                                                         152,875            3,614           9.40
                                                               ------------         --------
          TOTAL INTEREST-BEARING LIABILITIES                     26,750,564          345,046           5.13
    Noninterest-bearing demand deposits                           3,996,811               --
                                                               ------------         --------
          TOTAL SOURCES OF FUNDS                                 30,747,375          345,046
                                                                                    --------
    Other liabilities                                               694,978
    Shareholders' equity
      Preferred stock                                                19,972
      Common equity                                               2,743,638
                                                               ------------
          Total shareholders' equity                              2,763,610
                                                               ------------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 34,205,963
                                                               ============
    NET INTEREST INCOME (1)                                                         $312,728
                                                                                    ========
    INTEREST RATE SPREAD (1)                                                                           3.25%
                                                                                                       ====
    NET INTEREST MARGIN (1)                                                                            3.98%
                                                                                                       ====

    TAXABLE-EQUIVALENT ADJUSTMENTS
              Loans                                                                 $ 1,407
              Securities                                                              7,313
                                                                                    -------
                         Total                                                      $ 8,720
                                                                                    =======


                                                                      THREE MONTHS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------
                                                                                     1999
                                                               ----------------------------------------------
                                                                                   INTEREST             FTE
                                                                 AVERAGE            INCOME/            YIELD/
                                                                 BALANCE            EXPENSE             RATE
                                                               ----------          --------            ------
ASSETS
   Interest-bearing deposits at
     financial institutions                                    $    85,019         $    879             4.10%
   Federal funds sold and securities
     purchased under agreements to resell                           94,312            1,104             4.64
   Trading account assets                                          231,917            3,834             6.56
   Investment securities (1) (2)
     Taxable securities                                          6,666,613          105,720             6.29
     Tax-exempt securities                                       1,321,480           25,691             7.71
                                                               -----------         --------
         Total investment securities                             7,988,093          131,411             6.53

   Loans, net of unearned income (1), (3), (4)                  21,467,801          460,577             8.51
                                                               -----------         --------
         TOTAL EARNING ASSETS (1), (2), (3), (4)                29,867,142          597,805             7.94
                                                                                   --------
   Cash and due from banks                                         965,325
   Premises and equipment                                          624,552
   Allowance for losses on loans                                  (361,829)
   Goodwill and other intangibles                                  940,256
   Other assets                                                  1,083,535
                                                               -----------
         TOTAL ASSETS                                           33,118,981
                                                               ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
    Money market accounts                                     $  3,860,633           36,441             3.74%
    Interest-bearing checking                                    3,528,658           13,076             1.47
    Savings deposits                                             1,731,701            6,345             1.45
    Certificates of deposit of
      $100,000 and over                                          2,251,806           28,781             5.07
    Other time deposits                                          9,434,587          115,567             4.86
    Short-term borrowings
      Federal funds purchased and securities sold under
        agreements to repurchase                                 2,040,452           24,261             4.72
      Short-term senior notes                                            -                -                -
      Short-term FHLB advances                                   1,126,624           15,054             5.30
    Long-term debt
      Federal Home Loan Bank advances                              204,522            2,682             5.20
      Subordinated capital notes                                   477,066            7,783             6.47
      Medium-term senior notes                                      91,304            1,537             6.68
      Trust Preferred Securities                                   199,031            4,128             8.23
      Other                                                        197,842            4,318             8.66
                                                              ------------         --------
          TOTAL INTEREST-BEARING LIABILITIES                    25,144,226          259,973             4.10
    Noninterest-bearing demand deposits                          4,262,360                -
                                                              ------------         --------
          TOTAL SOURCES OF FUNDS                                29,406,586          259,973
                                                                                   --------
    Other liabilities                                              691,412
    Shareholders' equity
      Preferred stock                                               21,945
      Common equity                                              2,999,038
                                                              ------------
          Total shareholders' equity                             3,020,983
                                                              ------------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $ 33,118,981
                                                              ============
    NET INTEREST INCOME (1)                                                        $337,832
                                                                                   ========
    INTEREST RATE SPREAD (1)                                                                            3.84%
                                                                                                        =====
    NET INTEREST MARGIN (1)                                                                             4.49%
                                                                                                        =====

    TAXABLE-EQUIVALENT ADJUSTMENTS
              Loans                                                                $  1,393
              Securities                                                              8,210
                                                                                   --------
                         Total                                                     $  9,603
                                                                                   ========


---------------------------------------------------
(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.
(3) Includes loan fees in both interest income and the calculation of the yield on loans.
(4)  Includes loans on nonaccrual status.

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                  (UNAUDITED)


                                                                NINE MONTHS ENDED
                                                                   SEPTEMBER 30,                        VARIANCE
                                                         ----------------------------        ----------------------------
                                                             2000              1999            DOLLAR          PERCENTAGE
                                                         ----------        ----------        ---------        -----------
                                                                   (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME
  Interest and fees on loans                             $1,495,183        $1,300,762        $ 194,421            14.9%
  Interest on investment securities
    Taxable                                                 294,928           319,818          (24,890)           (7.8)
    Tax-exempt                                               49,132            52,574           (3,442)           (6.5)
  Interest on deposits at financial institutions              1,632             2,316             (684)          (29.5)
  Interest on federal funds sold and securities
    purchased under agreements to resell                      4,118             2,936            1,182            40.3
  Interest on trading account assets                         12,682            11,363            1,319            11.6
  Interest on loans held for resale                          19,111            18,319              792             4.3
                                                         ----------        ----------        ---------
      Total interest income                               1,876,786         1,708,088          168,698             9.9
                                                         ----------        ----------        ---------

INTEREST EXPENSE
  Interest on deposits                                      612,081           619,510           (7,429)           (1.2)
  Interest on short-term borrowings                         267,937            84,657          183,280           216.5
  Interest on long-term debt                                 66,658            68,406           (1,748)           (2.6)
                                                         ----------        ----------        ---------
      Total interest expense                                946,676           772,573          174,103            22.5
                                                         ----------        ----------        ---------

      NET INTEREST INCOME                                   930,110           935,515           (5,405)           (0.6)
PROVISION FOR LOSSES ON LOANS                                56,941            54,384            2,557             4.7
                                                         ----------        ----------        ---------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                                 873,169           881,131           (7,962)           (0.9)
                                                         ----------        ----------        ---------

NONINTEREST INCOME
  Service charges on deposit accounts                       134,149           125,663            8,486             6.8
  Mortgage banking revenue                                   75,927            75,208              719             1.0
  Bank card income                                           27,133            18,949            8,184            43.2
  Factoring commissions                                      23,148            22,014            1,134             5.2
  Trust service income                                       19,275            17,955            1,320             7.4
  Profits and commissions from trading activities             4,314             2,958            1,356            45.8
  Investment securities gains                                    77             1,968           (1,891)          (96.1)
  Other income                                              129,391           125,337            4,054             3.2
                                                         ----------        ----------        ---------
      Total noninterest income                              413,414           390,052           23,362             6.0
                                                         ----------        ----------        ---------

NONINTEREST EXPENSE
  Salaries and employee benefits                            390,073           376,470           13,603             3.6
  Net occupancy expense                                      70,485            65,461            5,024             7.7
  Equipment expense                                          63,308            59,262            4,046             6.8
  Goodwill and other intangibles amortization                47,860            40,188            7,672            19.1
  Other expense                                             254,934           257,866           (2,932)           (1.1)
                                                         ----------        ----------        ---------
      Total noninterest expense                             826,660           799,247           27,413             3.4
                                                         ----------        ----------        ---------

      EARNINGS BEFORE INCOME TAXES                          459,923           471,936          (12,013)           (2.5)
Applicable income taxes                                     154,120           159,288           (5,168)           (3.2)
                                                         ----------        ----------        ---------
      NET EARNINGS                                       $  305,803        $  312,648        $  (6,845)           (2.2)%
                                                         ==========        ==========        =========

      NET EARNINGS APPLICABLE TO COMMON SHARES           $  304,590        $  311,311        $  (6,721)           (2.2)%
                                                         ==========        ==========        =========

EARNINGS PER COMMON SHARE
    Basic                                                $     2.25        $     2.19        $     .06             2.7%
    Diluted                                                    2.24              2.16              .08             3.7

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
    Basic                                                   135,337           142,464           (7,127)           (5.0)%
    Diluted                                                 136,821           144,680           (7,859)           (5.4)

                           UNION PLANTERS CORPORATION
                         SUMMARY OF CONSOLIDATED RESULTS
                                   (UNAUDITED)


                                                                              NINE MONTHS ENDED
                                                                                SEPTEMBER 30,
                                                                          ----------------------------
                                                                              2000            1999          VARIANCE    PERCENTAGE
                                                                          -----------      -----------      --------    ----------
                                                                                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest income                                                           $ 1,876,786      $ 1,708,088      $ 168,698        9.9%
Interest expense                                                             (946,676)        (772,573)      (174,103)     (22.5)
                                                                          -----------      -----------      ---------
     NET INTEREST INCOME                                                      930,110          935,515         (5,405)      (0.6)
PROVISION FOR LOSSES ON LOANS                                                 (56,941)         (54,384)        (2,557)      (4.7)
                                                                          -----------      -----------      ---------
     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS                  873,169          881,131         (7,962)      (0.9)
NONINTEREST INCOME
   Service charges on deposit accounts                                        134,149          125,663          8,486        6.8
   Mortgage banking revenue                                                    75,927           75,208            719        1.0
   Bank card income                                                            27,133           18,949          8,184       43.2
   Factoring commissions                                                       23,148           22,014          1,134        5.2
   Trust service income                                                        19,275           17,955          1,320        7.4
   Profits and commissions from trading activities                              4,314            2,958          1,356       45.8
   Other income                                                               119,172          109,294          9,878        9.0
                                                                          -----------      -----------      ---------
            Total noninterest income                                          403,118          372,041         31,077        8.4
                                                                          -----------      -----------      ---------
NONINTEREST EXPENSE
   Salaries and employee benefits                                             378,617          376,470          2,147        0.6
   Net occupancy expense                                                       70,485           65,461          5,024        7.7
   Equipment expense                                                           63,308           59,262          4,046        6.8
   Goodwill and other intangibles amortization                                 47,860           40,188          7,672       19.1
   Other expense                                                              254,934          257,345         (2,411)      (0.9)
                                                                          -----------      -----------      ---------
            Total noninterest expense                                         815,204          798,726         16,478        2.1
                                                                          -----------      -----------      ---------

EARNINGS BEFORE NONOPERATING ITEMS AND INCOME TAXES                           461,083          454,446          6,637        1.5

NONOPERATING ITEMS
   Reversion of excess assets of a pension plan of an acquired entity           4,762               --          4,762         NM
   Gain on securitization and sale of loans                                     2,764            5,317         (2,553)     (48.0)
   Gain on sale of loans                                                        2,693            5,041         (2,348)     (46.6)
   Investment securities gains                                                     77            1,968         (1,891)     (96.1)
   Gain on sale of the credit card portfolio                                       --            3,268         (3,268)    (100.0)
   Gain on sale of corporate trust business                                        --            2,417         (2,417)    (100.0)
   Settlement of executive contractual obligations                            (11,456)              --        (11,456)        NM
   Other, net                                                                      --             (521)           521      100.0
                                                                          -----------      -----------      ---------
     EARNINGS BEFORE INCOME TAXES                                             459,923          471,936        (12,013)      (2.5)
Income taxes                                                                 (154,120)        (159,288)         5,168       (3.2)
                                                                          -----------      -----------      ---------
     NET EARNINGS                                                         $   305,803      $   312,648      $  (6,845)      (2.2)%
                                                                          ===========      ===========      =========

NET EARNINGS                                                              $   305,803      $   312,648      $  (6,845)      (2.2)%
Nonoperating items, net of taxes                                               (1,035)         (10,687)         9,652       90.3
                                                                          -----------      -----------      ---------
NET OPERATING EARNINGS                                                        304,768          301,961          2,807        0.9
Goodwill and other intangibles amortization, net of taxes                      40,149           34,498          5,651       16.4
                                                                          -----------      -----------      ---------
CASH OPERATING EARNINGS                                                   $   344,917      $   336,459      $   8,458        2.5%
                                                                          ===========      ===========      =========

PER COMMON SHARE DATA
Diluted earnings per share                                                $      2.24      $      2.16      $    0.08        3.7%
Diluted operating earnings per share                                             2.23             2.09           0.14        6.7
Diluted cash operating earnings per share                                        2.52             2.33           0.19        8.2

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES


                                                                           NINE MONTHS ENDED SEPTEMBER 30,
                                                  --------------------------------------------------------------------------------
                                                                     2000                                      1999
                                                  ---------------------------------------     ------------------------------------
                                                                   INTEREST        FTE                        INTEREST        FTE
                                                     AVERAGE        INCOME/       YIELD/         AVERAGE       INCOME/       YIELD/
                                                     BALANCE        EXPENSE        RATE          BALANCE       EXPENSE        RATE
                                                   -----------     ---------      ------        ---------     ---------      -----
                                                                                  (DOLLARS IN THOUSANDS)
ASSETS
Interest-bearing deposits at
  financial institutions                          $    31,793      $    1,632      6.86%      $    78,904      $    2,316      3.92%
Federal funds sold and securities
  purchased under agreements to resell                 87,129           4,118      6.31            82,131           2,936      4.78
Trading account assets                                221,686          12,682      7.64           242,300          11,363      6.27
Investment securities (1) (2)
  Taxable securities                                6,126,819         294,928      6.43         6,941,227         319,818      6.16
  Tax-exempt securities                             1,248,624          71,925      7.69         1,321,441          77,428      7.83
                                                  -----------      ----------                 -----------      ----------
     Total investment securities                    7,375,443         366,853      6.64         8,262,668         397,246      6.43

Loans, net of unearned income (1), (3), (4)        22,965,988       1,518,378      8.83        20,949,727       1,322,882      8.44
                                                  -----------      ----------                 -----------      ----------
     TOTAL EARNING ASSETS (1), (2), (3), (4)       30,682,039       1,903,663      8.29        29,615,730       1,736,743      7.84
                                                                   ----------                                  ----------
Cash and due from banks                               917,522                                   1,018,114
Premises and equipment                                628,066                                     591,106
Allowance for losses on loans                        (347,965)                                   (351,376)
Goodwill and other intangibles                        968,688                                     718,163
Other assets                                          927,280                                   1,230,349
                                                  -----------                                 -----------
     TOTAL ASSETS                                 $33,775,630                                 $32,822,086
                                                  ===========                                 ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Money market accounts                           $ 3,845,602         121,513      4.22%      $ 3,471,667         102,225      3.94%
  Interest-bearing checking                         3,285,154          36,984      1.50         3,753,264          41,722      1.49
  Savings deposits                                  1,500,833          16,202      1.44         1,726,628          20,707      1.60
  Certificates of deposit of
   $100,000 and over                                2,284,113          98,971      5.79         2,342,882          92,277      5.27
  Other time deposits                               8,343,814         338,411      5.42         9,712,950         362,579      4.99
  Short-term borrowings
    Federal funds purchased and securities
      sold under agreements to repurchase           2,679,909         117,332      5.85         1,951,404          66,002      4.52
  Short-term senior notes                             315,328          16,213      6.87                --              --        --
  Short-term FHLB advances                          2,805,758         134,392      6.40           474,220          18,655      5.26
Long-term debt
  Federal Home Loan Bank advances                     347,660          17,025      6.54           335,014          12,633      5.04
  Subordinated capital notes                          475,197          23,264      6.54           479,200          23,337      6.51
  Medium-term senior notes                             60,000           3,074      6.84           100,385           5,060      6.74
  Trust Preferred Securities                          199,058          12,383      8.31           199,022          12,383      8.32
  Other                                               156,973          10,912      9.29           253,021          14,993      7.92
                                                  -----------      ----------                 -----------      ----------
     TOTAL INTEREST-BEARING LIABILITIES            26,299,399         946,676      4.81        24,799,657         772,573      4.17
Noninterest-bearing demand deposits                 4,027,572              --                   4,347,165              --
                                                  -----------      ----------                 -----------      ----------
     TOTAL SOURCES OF FUNDS                        30,326,971         946,676                  29,146,822         772,573
                                                                   ----------                                  ----------
Other liabilities                                     641,031                                     682,362
Shareholders' equity
  Preferred stock                                      20,377                                      22,609
  Common equity                                     2,787,251                                   2,970,293
                                                  -----------                                 -----------
     Total shareholders' equity                     2,807,628                                   2,992,902
                                                  -----------                                 -----------
     TOTAL LIABILITIES AND SHAREHOLDERS'
       EQUITY                                     $33,775,630                                 $32,822,086
                                                  ===========                                 ===========
NET INTEREST INCOME (1)                                            $  956,987                                  $  964,170
                                                                   ==========                                  ==========
INTEREST RATE SPREAD (1)                                                           3.48%                                       3.67%
                                                                                   ====                                        ====
NET INTEREST MARGIN (1)                                                            4.17%                                       4.35%
                                                                                   ====                                        ====

TAXABLE-EQUIVALENT ADJUSTMENTS
          Loans                                                    $    4,084                                  $    3,801
          Securities                                                   22,793                                      24,854
                                                                   ----------                                  ----------
                    Total                                          $   26,877                                  $   28,655
                                                                   ==========                                  ==========

-------------------

(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.

(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.

(3) Includes loan fees in both interest income and the calculation of the yield on loans.

(4)      Includes loans on nonaccrual status.